UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2016, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned -0.39% and Investor Class returned -0.53% compared to the MSCI All Country World Index ex US (Gross) (“ACWI ex US Index”) return of 3.03%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 4.32% for the Institutional Class and 4.05% for the Investor Class compared to the ACWI ex US Index’s average annual total return of 2.95%.

Performance Review

In developed markets, October started the period as a particularly strong month, but then global equity markets were consistently weak from November through February and especially challenged in the first few weeks of January. Market volatility, driven by a global divergence in central banks’ policies, turned in investors’ favor recovering during the final month of the period. While European and Japanese central banks are expanding quantitative easing, the U.S. Federal Reserve (“Fed”) is seeking to raise interest rates (albeit at a measured pace), balancing inflationary pressure with macroeconomic and political uncertainty. Every major developed market currency except the British pound appreciated versus the US dollar during the period, thus amplifying overall returns on overseas assets for US dollar-based investors. The best performing developed equity markets this period included New Zealand, Australia, Belgium, Singapore, and Portugal. The biggest laggards in the MSCI EAFE Index (“EAFE Index”), all of which had negative performance, included Italy, Spain, Switzerland, Israel, and the United Kingdom. The best performing industry groups in the EAFE Index were semiconductors & semiconductor equipment, consumer services, and health care equipment & services, while banks, diversified financials, and retailing were the worst performing industry groups.

Sharp rallies bookended an otherwise sluggish period for emerging markets equities, propelling fiscal year-to-date performance into positive territory. In March 2016, a bottoming in oversold commodities and dovish talk from Fed Chair Janet Yellen spurred turnarounds in equity markets and currencies of troubled economies, including Brazil and South Africa. With the exception of industrials, every sector in the MSCI Emerging Markets Index (“EM Index”) delivered positive performance over the six month period, led by the energy and materials sectors. Following industrials, the telecommunications services sector was the next weakest performer, posting only modest positive returns. Returns from the Latin America region outpaced those of the emerging Asia and emerging Middle East, Europe, and Africa (“EMEA”) regions.

For the period, Fund holdings in the banks, energy, and food beverage & tobacco industry groups, along with an overweight and underweight position in the pharmaceuticals & biotechnology and capital goods industry groups, respectively, detracted most from the Fund’s performance relative to the ACWI ex US Index. Holdings in the telecommunication services, automobiles & components, software & services, consumer durables & apparel industry groups, as well as an underweight position in the retailing industry group, offset some of that underperformance. The biggest laggard was banking & financial

2	Causeway International Opportunities Fund

services company, Barclays Plc (United Kingdom). Additional top individual detractors included pharmaceutical & consumer healthcare products producer, Novartis AG (Switzerland), and banking & financial services providers, HSBC Holdings Plc (United Kingdom), UBS Group AG (Switzerland), and Lloyds Banking Group Plc (United Kingdom). The largest individual contributor to absolute return was telecommunication services provider, KDDI Corp. (Japan). Additional top contributors to absolute return included, optical & camera equipment manufacturer, Nikon Corp. (Japan), automobile manufacturer, Volkswagen AG (Germany), business software & services provider, SAP SE (Germany), and British American Tobacco Plc (United Kingdom).

For the emerging markets portion of the Fund’s portfolio, we use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the EM Index), our bottom-up earnings growth factors demonstrated the most predictive power. As economic growth in developing economies waned, investors flocked to companies that could sustain or grow earnings. Our bottom-up value factors, which have the greatest weight in our alpha model, also had positive performance. Our technical factors, which measure six- and twelve-month price momentum, had the weakest performance of any single factor in our model during the first six months of the fiscal year, reflecting rotations out of top performers and into laggards. All of our top-down factors delivered negative performance during the first half of the fiscal year. Investors rewarded countries and currencies with high inflation and current account deficits and spurned those with more supportive economic fundamentals.

Significant Portfolio Changes

In the developed markets portion of the Fund, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sale during the period was in automobile manufacturer, Toyota Motor Corp. (Japan). In addition, both energy services firm, Technip SA (France) and PVC pipe & silicon chip producer, Shin-Etsu Chemical Co., Ltd. (Japan) were sold in their entirety, the former following a fundamental review of its investment thesis. Further, we reduced our position in two additional stocks that no longer ranked as attractively on a risk-adjusted basis relative to other opportunities in the portfolio: multinational airline holding company, International Consolidated Airlines Group SA (United Kingdom) and pharmaceutical giant, Sanofi (France). Significant purchases included three new additions to the Fund — Japan Airlines Co., Ltd. (Japan), energy supermajor, Royal Dutch Shell Plc (United Kingdom), and financial services provider, ING Groep NV (Netherlands) — along with increased weights to automobile manufacturer, Volkswagen AG (Germany) and electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan).

The emerging markets portion of the Fund’s active exposure to several sectors and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (compared to EM Index weightings) to the energy and consumer staples sectors, and reduced

Causeway International Opportunities Fund	3

active weightings to the utilities and consumer discretionary sectors. Notable changes in the emerging markets portion of the Fund’s active country weightings included increases to exposure in China, Mexico, and Russia. We reduced exposure to Taiwan, South Africa, and Malaysia, due primarily to deteriorating earnings growth and valuation characteristics. Significant net purchases over the period included new positions in internet commerce company, Alibaba Group Holding (China), electronic equipment manufacturer, Samsung Electronics Co., Ltd (South Korea), and technology consultant, Infosys Ltd. (India). The largest sales during the period included reduced exposure to financial services provider, Fubon Financial Holding Co. Ltd. (Taiwan), mobile telecommunications operator, China Mobile Ltd. (China), and pharmaceutical services provider, Dr. Reddy’s Laboratories Ltd. (India).

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, financial strength, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and we remain modestly overweight, but pointing towards reducing the exposure to neutral. Our valuation factor is neutral, indicating the emerging markets’ asset class is comparably valued when compared to developed markets’ asset class. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors have increased their appetite for risk, a negative indicator for our model. Our earnings growth factor is positive for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our financial strength metrics, which include such measures as interest coverage and return on equity, are negative for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, also is negative on emerging markets.

Investment Outlook

On March 29 at the Economic Club of New York, Fed Chair Janet Yellen noted that since the Fed raised the target federal funds rate in December, global economic growth expectations have declined, warranting a slower pace of US interest rate increases. In addition to the Fed, other developed markets central banks, as well as most emerging markets central banks, maintain highly accommodative monetary policies. While we are encouraged by supportive policy globally, our enthusiasm is partially tempered by a flattening yield curve. The ideal interest rate backdrop for equity markets is a steep (or rising) yield curve. Falling long-term interest rates indicate that the bond market is skeptical that attempts to reflate the global economy will succeed. For example, the US 10-year Treasury Note yield began this year at 2.27% and ended the first quarter at 1.77%. In the UK, the referendum on whether to exit the European Union, or “Brexit,” has weighed on UK domestic stock valuations. Although current

4	Causeway International Opportunities Fund

polling suggests that the odds are in favor of a “No” vote in June, a negative outcome would likely damage European consumer and investor confidence. Despite the massive expansion in the Bank of Japan’s balance sheet (a 150% jump from three years ago), Japan’s economy shows no sign of improvement. Like Europe, the lack of structural reform in Japan has created a drag that even highly unconventional monetary policy has been unable to overcome.

With an improvement in cyclical industries’ performance — relative to the EAFE Index — from mid-February, investors may have begun to “re-rate” upward the most undervalued segments of developed global equity markets. Valuations generally appear attractive in the more economically sensitive sectors, and still relatively less attractive in the “earnings quality” haven sectors of consumer staples, utilities, real estate and non-pharmaceutical healthcare. Investors appear to have embraced a no-growth, deflationary scenario. Negative interest rate monetary policy in Europe and Japan has likely inspired the selling of bank stocks. As interest rates decline, the cost of funding via deposits should run up against the “zero-bound” (i.e., short-term interest rates falling to zero or nearly zero) while asset yields continue to fall, further pressuring banks’ net interest margins. We are interested in the most undervalued of the banks, where management has committed to shrinking low-returning operations, cutting costs and engaging in more efficient deployment of capital which should improve bank returns and valuations. Given the volatility associated with energy stocks, the more stable and well-capitalized integrated oil companies have the right combination of risk and return, especially given their propensity to generate cash and pay generous dividends. Telecommunication services companies continue to offer reasonable return potential with generally below portfolio average levels of risk (defined as the standard deviation of returns). Increased demand for mobile applications, connectivity and rising mobile data usage bodes well for the sustainability of telecommunications revenue expansion. In a low earnings growth environment, the Fund’s developed market holdings able to pay shareholders attractive dividends will likely become an increasingly valuable component of total return.

In the Fund’s quantitative emerging markets portfolio, the dispersion levels of most of our value factors (the valuation spread between cheap and expensive stocks) are at or above their long-term averages. Historically, a high degree of value dispersion has translated to higher subsequent returns for value investors. Price-to-book-value and price-to-cash-flow metrics look especially attractive. Similarly, we see an attractive valuation spread between the MSCI Emerging Markets Value Index (a proxy for large capitalization value) and the MSCI Emerging Markets Growth Index (a proxy for growth). These historical dislocations argue in favor of mean reversion, and we continue to believe that seeking a combination of value, growth, and momentum in emerging markets will benefit the Fund over the long term.

Causeway International Opportunities Fund	5

We thank you for your continued confidence in Causeway International Opportunities Fund.

March 31, 2016

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Arjun Jayaraman
Portfolio Manager	Portfolio Manager	Portfolio Manager

MacDuff Kuhnert	Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager	Portfolio Manager

Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

As of March 31, 2016, the annualized expense ratios were 1.07% for the Institutional Class and 1.32% for the Investor Class.

The MSCI All Country World Index ex-US (Gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and assumes no management, custody, transaction or other expenses. It is not possible to invest directly in an index.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Australia — 0.8%
Westfield Corp.[1]	158,305	$1,212

Belgium — 0.5%
KBC Groep NV2	14,833	765

Brazil — 0.5%
Banco do Brasil SA	54,500	296
BTG Pactual Group	36,400	177
JBS SA	90,200	274

		747

Canada — 0.4%
Imperial Oil Ltd.	18,070	604

China — 5.5%
Alibaba Group Holding Ltd. ADR[2]	7,700	609
Bank of China Ltd., Class H	1,650,000	685
China Communications Construction Co. Ltd., Class H	287,000	343
China Construction Bank Corp., Class H	698,000	445
China Everbright Bank Co. Ltd., Class H	631,000	307
China Lumena New Materials Corp.[2,3,4]	196,000	—
China Mobile Ltd. ADR	7,500	416
China Petroleum & Chemical Corp., Class H	544,000	357
China Railway Construction Corp. Ltd., Class H	143,500	171
China Railway Group Ltd., Class H	140,000	106
China Southern Airlines Co. Ltd., Class H	180,000	113
Datang International Power Generation Co. Ltd., Class H	170,000	52
Dongfeng Motor Group Co. Ltd., Class H	324,000	404
Evergrande Real Estate Group Ltd.	108,000	83
GOME Electrical Appliances Holding Ltd.	1,251,000	181
Guangzhou R&F Properties Co. Ltd., Class H	195,200	280
Huabao International Holdings Ltd.[2]	131,000	49
Industrial & Commercial Bank of China, Class H	308,000	172
JA Solar Holdings Co. Ltd. ADR[2]	13,200	114

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
Jiangnan Group Ltd.	388,000	$68
JinkoSolar Holding Co. Ltd. ADR[2]	7,700	161
KWG Property Holding Ltd.	125,000	82
NetEase Inc. ADR	2,200	316
New Oriental Education & Technology Group ADR	11,700	405
PetroChina Co. Ltd., Class H	114,000	76
PICC Property & Casualty Co. Ltd., Class H	66,000	121
Poly Property Group Co. Ltd.[2]	137,000	38
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	123,700	244
Shenzhen Investment Ltd.	514,000	204
Shimao Property Holdings Ltd.	137,000	203
Skyworth Digital Holdings Ltd.	427,915	265
Tencent Holdings Ltd.	37,000	755
Zhejiang Expressway Co. Ltd., Class H	188,000	202

		8,027

Czech Republic — 0.1%
CEZ AS	6,716	119

France — 10.5%
BNP Paribas SA	45,402	2,285
Engie SA	180,825	2,807
Legrand SA	35,757	2,004
Sanofi-Aventis SA	27,777	2,240
Schneider Electric SE	41,083	2,596
Total SA	73,522	3,351

		15,283

Germany — 3.8%
Bayer AG	12,862	1,512
Linde AG	13,360	1,946
SAP SE	26,028	2,106

		5,564

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Hungary — 0.1%
Richter Gedeon Nyrt	7,000	$140

India — 0.9%
Dr Reddy’s Laboratories Ltd.	9,900	454
ICICI Bank Ltd. ADR	68,400	490
Infosys Ltd. ADR	10,600	201
Tata Motors Ltd. ADR[2]	5,100	148

		1,293

Indonesia — 0.2%
Adhi Karya Persero Tbk PT	471,700	96
Bank Negara Indonesia Persero Tbk PT	220,300	86
Indofood Sukses Makmur Tbk PT	286,100	156

		338

Ireland — 0.5%
Ryanair Holdings PLC ADR	8,500	730

Japan — 11.8%
East Japan Railway Co.	37,100	3,202
Hitachi Ltd.	749,000	3,504
Japan Airlines Co. Ltd.	54,900	2,011
KDDI Corp.	156,400	4,177
Nikon Corp.	82,800	1,267
Sumitomo Mitsui Financial Group Inc.	82,200	2,492
Toyota Motor Corp.	10,600	561

		17,214

Malaysia — 0.1%
UMW Holdings Bhd	59,600	105

Mexico — 0.9%
Alfa SAB de CV, Class A	129,500	261
Arca Continental SAB de CV	28,300	196
Gruma SAB de CV, Class B	19,200	304

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Mexico — (continued)
Kimberly-Clark de Mexico SAB de CV, Class A	105,000	$254
Wal-Mart de Mexico SAB de CV	130,600	309

		1,324

Netherlands — 7.2%
Akzo Nobel NV	65,496	4,464
ING Groep NV	83,327	1,008
PostNL NV2	240,801	981
RELX NV	229,946	4,015

		10,468

Philippines — 0.1%
Universal Robina Corp.	20,390	96

Poland — 0.5%
PGE Polska Grupa Energetyczna SA	64,654	242
Polski Koncern Naftowy Orlen SA	15,497	307
Powszechny Zaklad Ubezpieczen SA	10,224	97
Tauron Polska Energia SA	89,662	73

		719

Qatar — 0.1%
Barwa Real Estate Co.	15,187	151

Russia — 0.8%
Lukoil PJSC ADR	14,055	540
PhosAgro OAO GDR	10,608	150
Sberbank of Russia ADR	3,671	25
Surgutneftegas OAO ADR	64,343	375
Tatneft PAO ADR	4,500	143

		1,233

South Africa — 1.5%
FirstRand Ltd.	87,105	285
Liberty Holdings Ltd.	4,589	45

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
South Africa — (continued)
Mediclinic International PLC[2]	14,500	$186
MMI Holdings Ltd.	128,387	217
Netcare Ltd.	72,136	177
Redefine Properties Ltd.	121,773	99
Sanlam Ltd.	52,015	241
Sibanye Gold Ltd.	85,744	329
Steinhoff International Holdings Ltd.	53,173	349
Vodacom Group Ltd.	21,950	238

		2,166

South Korea — 4.2%
Amorepacific Corp.	1,055	357
BNK Financial Group Inc.	7,029	60
CJ Corp.	587	100
Daesang Corp.	2,050	52
Dongbu Insurance Co. Ltd.	5,426	360
GS Retail Co. Ltd.	1,929	80
Hanwha Corp.	3,204	100
Hyundai Marine & Fire Insurance Co. Ltd.	7,863	228
Hyundai Mobis	1,879	409
KB Financial Group Inc.	7,467	208
Kia Motors Corp.	10,005	423
Korea Electric Power Corp.	11,723	617
KT&G Corp.	4,847	466
LG Display Co. Ltd.	6,262	145
LG Electronics Inc.	3,189	172
LG Household & Health Care Ltd.	311	257
NongShim Co. Ltd.	486	170
Samsung Electronics Co. Ltd.	1,463	1,678
SK Hynix Inc.	4,600	113
SK Telecom Co. Ltd. ADR	800	16

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
South Africa — (continued)
Tovis Co. Ltd.	7,960	$73
Woori Bank	4,352	36

		6,120

Spain — 1.4%
CaixaBank SA	503,854	1,489
Tecnicas Reunidas SA	19,461	548

		2,037

Switzerland — 10.9%
Aryzta AG2	43,022	1,782
Cie Financiere Richemont SA	24,441	1,615
Clariant AG2	70,071	1,268
Givaudan SA	253	496
Novartis AG	41,981	3,043
Roche Holding AG	12,341	3,038
UBS Group AG	128,223	2,066
Zurich Insurance Group AG	11,420	2,652

		15,960

Taiwan — 2.6%
Chicony Electronics Co. Ltd.	52,215	134
Compal Electronics Inc.	145,000	91
Coretronic Corp.	101,000	103
Highwealth Construction Corp.	33,000	48
HON HAI Precision Industry Co. Ltd.	289,150	762
Innolux Corp.	505,000	177
Inventec Corp.	321,000	204
Lite-On Technology Corp.	114,470	140
MediaTek Inc.	9,000	69
Pegatron Corp.	196,000	457
Pou Chen Corp.	47,000	60
Powertech Technology Inc.	89,000	202
President Chain Store Corp.	10,000	73

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Taiwan — (continued)
Radiant Opto-Electronics Corp.	50,000	$97
Ruentex Development Co. Ltd.[2]	102,000	129
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	26,200	686
TTY Biopharm Co. Ltd.	29,000	100
Wan Hai Lines Ltd.	131,000	76
Wistron Corp.	79,967	49
WPG Holdings Ltd.	198,000	211

		3,868

Thailand — 0.7%
Bangchak Petroleum PCL	153,900	128
Bangkok Dusit Medical Services PCL	533,500	355
Bangkok Expressway & Metro	18	—
PTT PCL	35,100	279
Sansiri PCL	1,318,100	57
Thai Oil PCL	78,100	154
Thanachart Capital PCL	89,100	96

		1,069

Turkey — 1.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	188,403	192
Eregli Demir ve Celik Fabrikalari TAS	123,602	186
Ford Otomotiv Sanayi AS	5,075	67
TAV Havalimanlari Holding AS	14,298	85
Tupras Turkiye Petrol Rafinerileri AS	30,328	854
Turk Hava Yollari AO2	135,747	375
Turk Traktor ve Ziraat Makineleri AS	3,350	100

		1,859

United Arab Emirates — 0.4%
DAMAC Properties Dubai Co. PJSC	267,168	199
Dubai Islamic Bank PJSC	94,916	153

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
United Arab Emirates — (continued)
Emaar Properties PJSC	48,080	$79
First Gulf Bank PJSC	37,818	121

		552

United Kingdom — 21.8%
Aviva PLC	500,891	3,281
Balfour Beatty PLC[2]	364,768	1,334
Barclays PLC	1,329,632	2,865
British American Tobacco PLC	66,270	3,893
Carnival PLC	47,144	2,541
Diageo PLC	79,977	2,161
GlaxoSmithKline PLC	111,086	2,253
HSBC Holdings PLC	293,200	1,829
International Consolidated Airlines Group SA	64,064	509
Lloyds Banking Group PLC	2,388,910	2,334
Marks & Spencer Group PLC	12,309	72
Michael Page International PLC	107,622	660
Prudential PLC	12,778	239
Royal Dutch Shell PLC, Class B	84,461	2,062
SSE PLC	167,461	3,588
Vodafone Group PLC	677,832	2,153

		31,774

Total Common Stock
(Cost $140,570) — 90.1%		131,537

PREFERRED STOCK
Germany — 2.9%
Volkswagen AG	33,524	4,267

Total Preferred Stock
(Cost $5,893) — 2.9%		4,267

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2016 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
EXCHANGE TRADED FUND
WisdomTree India Earnings Fund	83,600	$1,631

Total Exchange Traded Fund
(Cost $1,667) — 1.1%		1,631

PREFERENCE STOCK
Brazil — 0.7%
Bradespar SA	85,800	148
Braskem SA	32,300	209
Cia Energetica de Minas Gerais	21,600	48
Cia Energetica de Sao Paulo	14,800	65
Cia Paranaense de Energia	13,600	108
Itausa - Investimentos Itau SA	140,930	317
Petroleo Brasileiro SA, Class A ADR[2]	37,900	172
Vale SA, Class B ADR	7,800	24

		1,091

South Korea — 0.1%
LG Chemical Ltd.	449	89

Total Preference Stock
(Cost $1,391) — 0.8%		1,180

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.320%**	5,916,864	5,917

Total Short-Term Investment
(Cost $5,917) — 4.1%		5,917

Total Investments — 99.0%
(Cost $155,438)		144,532

Other Assets in Excess of Liabilities — 1.0%		1,496

Net Assets — 100.0%		$146,028

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2016 (Unaudited)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2016.
1	Real Estate Investment Trust.
2	Non-income producing security.
3	Securities considered illiquid. The total market value of such securities as of March 31, 2016 was $– and represented 0.0% of net assets.
4	Security is fair valued at zero due to company’s insolvency.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Amounts	designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of March 31, 2016, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	21.4%	0.0%	0.2%	21.6%

Energy	11.9	0.0	0.1	12.0

Industrials	10.8	0.0	0.0	10.8

Health Care	9.4	0.0	0.0	9.4

Consumer Discretionary	6.2	2.9	0.0	9.1

Information Technology	9.0	0.0	0.0	9.0

Consumer Staples	7.5	0.0	0.0	7.5

Materials	6.4	0.0	0.3	6.7

Telecommunication Services	4.8	0.0	0.0	4.8

Utilities	2.7	0.0	0.2	2.9

Total	90.1	2.9	0.8	93.8

Exchange Traded Funds				1.1

Short-Term Investment				4.1

Other Assets in Excess of Liabilities				1.0

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/16
ASSETS:
Investments at Value (Cost $155,438)	$144,532
Foreign Currency (Cost $32)	32
Receivable for Investment Securities Sold	909
Receivable for Dividends	681
Receivable for Fund Shares Sold	525
Receivable for Tax Reclaims	116
Prepaid Expenses	19

Total Assets	146,814

LIABILITIES:
Payable for Investment Securities Purchased	393
Payable for Fund Shares Redeemed	194
Payable Due to Adviser	96
Payable Due to Administrator	4
Payable for Shareholder Service Fees—Investor Class	3
Accrued Foreign Capital Gains Tax on Appreciated Securities	1
Unrealized Depreciation on Spot Foreign Currency Contracts	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	93

Total Liabilities	786

Net Assets	$146,028

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$160,529
Undistributed Net Investment Income	547
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(4,151)
Net Unrealized Depreciation on Investments	(10,906)
Accrued Foreign Capital Gains Tax on Appreciated Securities	1
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8

Net Assets	$146,028

Net Asset Value Per Share (based on net assets of $143,282,387 ÷ 12,661,616 shares) — Institutional Class	$11.32

Net Asset Value Per Share (based on net assets of $2,746,077 ÷ 244,051 shares) — Investor Class	$11.25

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/15 to 3/31/16
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $131)	$1,499

Total Investment Income	1,499

EXPENSES:
Investment Advisory Fees	543
Custodian Fees	62
Transfer Agent Fees	30
Professional Fees	24
Administration Fees	21
Registration Fees	14
Pricing Fees	13
Printing Fees	9
Shareholder Service Fees — Investor Class	4
Line of Credit	3
Trustees’ Fees	2
Other Fees	3

Total Expenses	728

Waiver of Investment Advisory Fees	(12)

Net Expenses	716

Net Investment Income	783

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(3,878)
Net Realized Loss from Foreign Currency Transactions	(16)
Net Change in Unrealized Appreciation on Investments	995
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	1
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	11

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(2,887)

Net Decrease in Net Assets Resulting from Operations	$(2,104)

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/15 to 3/31/16 (Unaudited)	10/01/14 to 9/30/15 (Audited)
OPERATIONS:
Net Investment Income	$783	$1,518
Net Realized Gain (Loss) on Investments	(3,878)	866
Net Realized Loss on Sale of Affiliated Investments	–	(761)
Net Realized Loss from Foreign Currency Transactions	(16)	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	995	(11,901)
Net Change in Unrealized Depreciation on Affiliated Investments	–	(3,791)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	1	–
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	11	(3)

Net Decrease in Net Assets Resulting From Operations	(2,104)	(14,074)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(1,697)	–
Investor Class	(35)	–

Total Dividends from Net Investment Income	(1,732)	–

Distributions from Net Capital Gains:
Institutional Class	(320)	(2,926)
Investor Class	(8)	(67)

Total Distributions from Net Capital Gains	(328)	(2,993)

Total Dividends and Distributions to Shareholders	(2,060)	(2,993)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	31,336	57,736
Redemption Fees (2)	–	–

Total Increase in Net Assets	27,172	40,669

NET ASSETS:
Beginning of Period	118,856	78,187

End of Period	$146,028	$118,856

Undistributed Net Investment Income	$547	$1,496

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
Amounts	designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2016 (Unaudited) and Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Opportunities Fund†
Institutional
2016(1)	11.55	0.07	(0.11)	(0.04)	(0.16)	(0.03)	(0.19)	—
2015	13.61	0.21	(1.78)	(1.57)	—	(0.49)	(0.49)	—	(2)
2014	13.11	0.12	0.58	0.70	(0.13)	(0.07)	(0.20)	—
2013	11.15	0.24	1.99	2.23	(0.25)	(0.02)	(0.27)	—
2012	9.35	0.20	1.91	2.11	(0.28)	(0.03)	(0.31)	—
2011	10.67	0.05	(1.18)	(1.13)	(0.19)	—	(0.19)	—
Investor
2016(1)	11.47	0.05	(0.10)	(0.05)	(0.14)	(0.03)	(0.17)	—	(2)
2015	13.56	0.20	(1.80)	(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0.55	0.66	(0.10)	(0.07)	(0.17)	—
2013	11.12	0.08	2.11	2.19	(0.22)	(0.02)	(0.24)	—
2012	9.32	0.10	1.98	2.08	(0.25)	(0.03)	(0.28)	—
2011	10.65	0.11	(1.27)	(1.16)	(0.17)	—	(0.17)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)	In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.
(4)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.

Amounts designated as “—” are $0 or round to $0 unless otherwise footnoted.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.32	(0.39)	143,282	1.05		1.07	1.17	17
11.55	(11.83)	115,881	1.02	(3)	1.17	1.64	37	(4)
13.61	5.39	76,848	0.11		0.38	0.88	33
13.11	20.22	42,476	0.11		0.62	2.00	7
11.15	23.11	14,887	0.11		1.39	1.95	5
9.35	(10.90)	7,351	0.11		2.74	0.46	5

11.25	(0.53)	2,746	1.30		1.32	0.84	17
11.47	(12.11)	2,975	1.28	(3)	1.44	1.56	37	(4)
13.56	5.08	1,338	0.36		0.63	0.80	33
13.07	19.95	1,684	0.36		0.88	0.65	7
11.12	22.84	561	0.36		1.61	0.95	5
9.32	(11.13)	167	0.36		3.62	0.99	5

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2016:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)		Total (000)
Common Stock
Australia	$1,212	$—	$—		$1,212
Belgium	765	—	—		765
Brazil	747	—	—		747
Canada	604	—	—		604
China	8,027	—	—	^	8,027
Czech Republic	119	—	—		119
France	15,283	—	—		15,283
Germany	5,564	—	—		5,564
Hungary	140	—	—		140
India	1,293	—	—		1,293
Indonesia	338	—	—		338
Ireland	730	—	—		730
Japan	17,214	—	—		17,214
Malaysia	105	—	—		105
Mexico	1,324	—	—		1,324
Netherlands	10,468	—	—		10,468
Philippines	96	—	—		96
Poland	719	—	—		719
Qatar	151	—	—		151
Russia	1,233	—	—		1,233
South Africa	2,166	—	—		2,166
South Korea	6,120	—	—		6,120
Spain	2,037	—	—		2,037
Switzerland	15,960	—	—		15,960
Taiwan	3,868	—	—		3,868
Thailand	—	1,069	—		1,069
Turkey	1,859	—	—		1,859
United Arab Emirates	552	—	—		552
United Kingdom	31,774	—	—		31,774

Total Common Stock	130,468	1,069	—		131,537

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Preferred Stock	$4,267	$—	$—	$4,267

Exchange Traded Fund	1,631	—	—	1,631

Preference Stock
Brazil	1,091	—	—	1,091
South Korea	89	—	—	89

Total Preference Stock	1,180	—	—	1,180

Short-Term Investment	5,917	—	—	5,917

Total Investments in Securities	$143,463	$1,069	$—	$144,532

†	Holdings represent securities trading outside the United States, the values of which were adjusted due to “Foreign Line” securities using “Local Line” prices. Securities with a value of $118,488 (000), which represented 81.1% of the net assets of the Fund, transferred from Level 2 to Level 1 since the prior fiscal year end.
††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
^	Represents securities labeled as Level 3 in which the market value is $0 or has been rounded to $0.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “Foreign

Line” securities using “Local Line” prices. For the six months ended March 31, 2016, there were transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2016, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Operations. During the six months, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund.

Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios.

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

For the six months ended March 31, 2016, the Institutional Class did not retain any redemption fees and the Investor Class retained $250 in redemption fees.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2016, the Fund received commission recapture payments of $1,394.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2017 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2016, the Adviser waived fees of $12,437. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2016, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2016, approximately $265 thousand of the net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2016, for the Fund were as follows:

Purchases (000)	Sales (000)
$50,536	$22,682

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2015	$–	$2,993	$2,993
2014	417	246	663

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,520
Undistributed Long-Term Capital Gains	158
Unrealized Depreciation	(12,015)

Total Accumulated Losses	$(10,337)

At March 31, 2016, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$155,438	$4,892	$(15,798)	$(10,906)

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2016 (Unaudited)		Fiscal Year Ended September 30, 2015 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	3,231	$37,882	4,323	$54,788
Shares Issued in Reinvestment of Dividends and Distributions	171	2,016	230	2,925
Shares Redeemed	(776)	(8,378)	(163)	(2,083)

Increase in Shares Outstanding Derived from Institutional Class Transactions	2,626	31,520	4,390	55,630

Investor Class
Shares Sold	26	292	207	2,710
Shares Issued in Reinvestment of Dividends and Distributions	4	43	5	67
Shares Redeemed	(45)	(519)	(51)	(671)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(15)	(184)	161	2,106

Increase in Shares Outstanding from Capital Share Transactions	2,611	$31,336	4,551	$57,736

8.	Significant Shareholder Concentration

As of March 31, 2016, four of the Fund’s shareholders of record owned 71% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2015, the Fund exchanged shares of beneficial interest in the Causeway Emerging Markets Fund and shares of beneficial interest in the Causeway International Value Fund for securities. These securities, valued at $62,259,055, were transferred at their fair value on October 16, 2014, the date of such transactions. There was no gain or loss recognized as a result of these in-kind exchanges.

11.	Line of Credit

The Fund entered into an agreement on February 24, 2015, as amended as of February 24, 2016, which enables it to participate in a $10 million secured committed revolving line of credit, along with certain other series of the Trust, with The Bank of New York Mellon (the “Custodian”) which expires February 22, 2017.

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.15% per annum. As of March 31, 2016, there were no borrowings outstanding made under the line of credit.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Opportunities Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2015 to March 31, 2016).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/15	Ending Account Value 3/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$996.10	1.05%	$5.24

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.75	1.05%	$5.30
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$994.70	1.30%	$6.48

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.50	1.30%	$6.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

Causeway International Opportunities Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION :

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-007-0600

Item 2. Code of Ethics.

Not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan Turner Swan, President

Date: June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan Turner Swan, President

Date: June 7, 2016

By	/s/ Eric Kleinschmidt Eric Kleinschmidt, Treasurer

Date: June 7, 2016